UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7044

The Dreyfus Socially Responsible Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

The Dreyfus Socially

Responsible

Growth Fund, Inc.

ANNUAL REPORT December 31, 2012

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Renewal of
the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Dreyfus Socially Responsible
Growth Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In retrospect, 2012 was notable for the global equity markets’ resilience in the face of some tough macroeconomic challenges. Worries regarding sluggish employment growth, weak housing markets and Congressional gridlock weighed on investor sentiment in the United States at times during the year, yet U.S. stocks posted respectable gains, on average. An ongoing debt crisis led to recessionary conditions in Europe, particularly for some of the continent’s more peripheral nations, but aggressive actions from monetary policymakers helped some European stock markets produce double-digit returns.While China’s economy slowed in response to inflation-fighting measures, officials there appeared to have engineered a “soft landing,” and Chinese stocks generally ended the year with positive absolute returns.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The global economy seems likely to benefit from Europe’s ongoing efforts to support its banking system and common currency, and by China’s moves toward more stimulative fiscal policies under new government leadership. In the United States, greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery could support modestly higher rates of economic growth.We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through December 31, 2012, as provided by Jocelin Reed, Warren Chiang, C.Wesley Boggs and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of 11.98%, and the fund’s Service shares returned 11.70%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 15.99% for the same period.2

Improving economic data generally drove stocks higher in 2012.The fund’s returns lagged its benchmark, primarily due to shortfalls in the information technology, consumer discretionary and financials sectors.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective.To pursue these goals, the fund invests at least 80% of its net assets in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we use quantitative research to identify and rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates.We then evaluate whether each company meets the fund’s socially responsible investment criteria in order to determine whether the company is eligible for purchase or retention by the fund. With respect to those eligible securities, we then select investments that we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

Improving Macroeconomic Conditions Fueled Market Gains

Several positive macroeconomic developments drove stocks higher during the first quarter of 2012.These included strong corporate earnings reports, domestic employ-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

ment gains, and a quantitative easing program in Europe that forestalled a more severe regional banking crisis. However, investor sentiment turned more cautious during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance.

Stocks rebounded over the summer, reaching new highs for the year by September amid more encouraging economic news, including sharp declines in the unemployment rate. Stocks lost ground again in November as concerns mounted over automatic tax hikes and spending cuts scheduled for the start of 2013. Nevertheless, continued corporate earnings strength and signs of an improving U.S. housing market enabled stocks to resume their rally, and the S&P 500 Index ended the year with double-digit gains.

Quality Bias Hampered Relative Performance

In this environment, the valuation factors considered by our security selection process worked well, but quality-related factors generally did not.This development hindered the fund’s sector allocation strategy, as overweighted exposure to the information technology sector and underweighted positions in the financials and consumer discretionary sectors weighed on results.

Our stock selection strategy in the information technology sector also undercut the fund’s relative performance. Hardware makers Dell, Hewlett-Packard, and Advanced Micro Devices struggled with an industry-wide transition from personal computers to mobile devices. Moreover, labor issues led the fund to hold underweighted exposure to electronics innovator Apple, which is leading the mobile computing trend.Among consumer discretionary stocks, electronics retailer Best Buy encountered obstacles in its international expansion, and office supplies seller Staples struggled with falling paper sales.The fund did not hold retailerThe Home Depot, missing out on its gains. Results from the financials sector were dampened by lack of participation in gains among large, diversified financial institutions that did not meet our investment criteria. Instead, we favored smaller, higher quality commercial and regional banks, which lagged sector averages.

The fund achieved better results in the consumer staples sector, where buying club Costco Wholesale reported rising membership subscriptions, strong geographic expansion and high profit margins. Organic grocer Whole Foods Market posted steady store growth and raised its dividend.The fund’s energy investments benefited from Canadian natural gas producer Nexen, which was acquired by China’s state-run oil company, and offshore transportation provider Bristow Group, which encountered rising demand.

Economic Recovery Remains Intact

Despite lingering macroeconomic uncertainties over the near term, we are optimistic about the longer-term prospects for U.S. stocks. Low interest rates and accommodative monetary policies are expected to keep the economy growing, but at a moderate pace. Therefore, we have retained the fund’s tilt toward higher quality stocks.

Providing Third World Access to Medicine

Pressure has intensified on major pharmaceutical developers to make medicines available at affordable prices in developing regions, such as Africa. Healthcare advocates also are seeking greater flexibility to evaluate and treat patients in areas with few medical professionals. Fund holding AstraZeneca, ADR has been in the forefront of efforts to respond to these requests, working effectively to ensure distribution and use of its products where they are needed most.

January 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of The Dreyfus Socially Responsible Growth Fund made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. Initial shares and Service shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 12/31/12
	1	Year	5 Years	10 Years
Initial shares	11.98%		2.62%	6.39%
Service shares	11.70%		2.37%	6.13%
Standard & Poor’s 500
Composite Stock Price Index	15.99%		1.66%	7.10%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of The Dreyfus Socially
Responsible Growth Fund, Inc. on 12/31/02 to a $10,000 investment made in the Standard & Poor’s 500
Composite Stock Price Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.30	$5.57
Ending value (after expenses)	$1,034.20	$1,032.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.27	$5.53
Ending value (after expenses)	$1,020.91	$1,019.66

† Expenses are equal to the fund’s annualized expense ratio of .84% for Initial Shares and 1.09% for Service Shares,
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2012

Common Stocks—98.8%	Shares			Value ($)
Automobiles & Components—1.3%
Thor Industries	76,700			2,870,881
Banks—6.9%
BB&T	84,600			2,462,706
Comerica	129,500			3,929,030
KeyCorp	510,900			4,301,778
People’s United Financial	83,300			1,007,097
Regions Financial	420,000			2,990,400
				14,691,011
Capital Goods—5.5%
3M	17,700			1,643,445
Donaldson	50,850			1,669,914
Eaton	11,467			621,506
Fluor	20,300			1,192,422
General Electric	78,900			1,656,111
Parker Hannifin	42,400			3,606,544
Rockwell Collins	25,200	[a]		1,465,884
				11,855,826
Consumer Services—1.9%
Marriott International, Cl. A	109,100			4,066,157
Diversified Financials—5.6%
American Express	56,400			3,241,872
Discover Financial Services	88,100			3,396,255
NASDAQ OMX Group	71,800			1,795,718
Northern Trust	37,000			1,855,920
Waddell & Reed Financial, Cl. A	48,750			1,697,475
				11,987,240
Energy—10.8%
Apache	44,500			3,493,250
Bristow Group	45,700			2,452,262
ConocoPhillips	71,100			4,123,089
Denbury Resources	192,700	[b]		3,121,740
Devon Energy	46,350			2,412,054
EnCana	137,700		[a]	2,720,952
Noble Energy	12,500			1,271,750

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Pioneer Natural Resources	17,900		1,907,961
Spectra Energy	58,300		1,596,254
			23,099,312
Food & Staples Retailing—3.6%
Costco Wholesale	33,700		3,328,549
Kroger	47,900		1,246,358
Whole Foods Market	33,750		3,082,387
			7,657,294
Food, Beverage & Tobacco—3.8%
Campbell Soup	98,800	[a]	3,447,132
Coca-Cola Enterprises	46,800		1,484,964
ConAgra Foods	61,100		1,802,450
Mead Johnson Nutrition	22,500		1,482,525
			8,217,071
Health Care Equipment & Services—3.1%
AmerisourceBergen	25,900		1,118,362
Becton Dickinson & Co.	27,875		2,179,546
Humana	34,400		2,360,872
Patterson	30,600		1,047,438
			6,706,218
Household & Personal Products—1.7%
Clorox	15,300		1,120,266
Estee Lauder, Cl. A	26,300		1,574,318
Procter & Gamble	12,525		850,322
			3,544,906
Insurance—1.5%
Aflac	60,500		3,213,760
Materials—1.7%
Ball	83,100		3,718,725
Media—2.0%
Discovery Communications, Cl. A	49,500	[b]	3,142,260
Scripps Networks Interactive, Cl. A	17,600		1,019,392
			4,161,652

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech & Life Sciences—10.3%
Agilent Technologies	59,500		2,435,930
Allergan	11,700		1,073,241
AstraZeneca, ADR	50,450		2,384,772
Biogen Idec	20,200	[b]	2,962,734
Bristol-Myers Squibb	148,600		4,842,874
Life Technologies	76,600	[b]	3,759,528
Novartis, ADR	40,800		2,582,640
Waters	22,900	[b]	1,995,048
			22,036,767
Retailing—4.2%
Gap	31,000		962,240
Nordstrom	47,700		2,551,950
O’Reilly Automotive	18,500	[b]	1,654,270
Staples	242,700	[a]	2,766,780
TJX	23,900		1,014,555
			8,949,795
Semiconductors & Semiconductor
Equipment—4.1%
Applied Materials	304,400		3,482,336
Intel	132,100		2,725,223
LSI	346,800	[b]	2,455,344
			8,662,903
Software & Services—10.5%
Accenture, Cl. A	19,100		1,270,150
Akamai Technologies	52,000	[b]	2,127,320
BMC Software	25,000	[b]	991,500
CA	70,850		1,557,283
International Business Machines	28,875		5,531,006
Intuit	28,800		1,713,600
Microsoft	152,400		4,073,652
Oracle	117,375		3,910,935
Western Union	85,525		1,163,995
			22,339,441

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Technology Hardware & Equipment—10.6%
Apple	12,450		6,636,223
Avnet	42,575	[b]	1,303,221
Cisco Systems	199,575		3,921,649
Dell	240,800		2,439,304
EMC	154,025	[b]	3,896,833
Hewlett-Packard	99,400		1,416,450
Motorola Solutions	56,200		3,129,216
			22,742,896
Telecommunication Services—4.9%
AT&T	124,400		4,193,524
Verizon Communications	146,900		6,356,363
			10,549,887
Transportation—1.5%
Norfolk Southern	18,100		1,119,304
United Parcel Service, Cl. B	28,800		2,123,424
			3,242,728
Utilities—3.3%
Consolidated Edison	46,500		2,582,610
Pinnacle West Capital	46,000		2,345,080
Xcel Energy	80,700		2,155,497
			7,083,187
Total Common Stocks
(cost $182,747,692)			211,397,657

Other Investment—.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,964,219)	1,964,219	[c]	1,964,219

Investment of Cash Collateral
for Securities Loaned—4.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $8,465,115)	8,465,115 [c]	8,465,115
Total Investments (cost $193,177,026)	103.7%	221,826,991
Liabilities, Less Cash and Receivables	(3.7%)	(7,891,974)
Net Assets	100.0%	213,935,017

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At December 31, 2012, the value of the fund’s securities on loan was
$8,363,025 and the value of the collateral held by the fund was $8,465,115.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Energy	10.8	Food, Beverage & Tobacco	3.8
Technology Hardware & Equipment	10.6	Food & Staples Retailing	3.6
Software & Services	10.5	Utilities	3.3
Pharmaceuticals,		Health Care Equipment & Services	3.1
Biotech & Life Sciences	10.3	Media	2.0
Banks	6.9	Consumer Services	1.9
Diversified Financials	5.6	Household & Personal Products	1.7
Capital Goods	5.5	Materials	1.7
Money Market Investments	4.9	Insurance	1.5
Telecommunication Services	4.9	Transportation	1.5
Retailing	4.2	Automobiles & Components	1.3
Semiconductors &
Semiconductor Equipment	4.1		103.7

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,363,025)—Note 1(b):
Unaffiliated issuers	182,747,692	211,397,657
Affiliated issuers	10,429,334	10,429,334
Cash		54,268
Receivable for investment securities sold		670,521
Dividends and securities lending income receivable		152,651
Prepaid expenses		6,340
		222,710,771
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		154,323
Liability for securities on loan—Note 1(b)		8,465,115
Payable for shares of Common Stock redeemed		102,984
Accrued expenses		53,332
		8,775,754
Net Assets ($)		213,935,017
Composition of Net Assets ($):
Paid-in capital		188,065,741
Accumulated undistributed investment income—net		2,979,615
Accumulated net realized gain (loss) on investments		(5,760,304)
Accumulated net unrealized appreciation
(depreciation) on investments		28,649,965
Net Assets ($)		213,935,017

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	207,383,336	6,551,681
Shares Outstanding	6,238,060	198,488
Net Asset Value Per Share ($)	33.24	33.01

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $22,584 foreign taxes withheld at source):
Unaffiliated issuers	4,726,970
Affiliated issuers	806
Income from securities lending—Note 1(b)	154,617
Total Income	4,882,393
Expenses:
Management fee—Note 3(a)	1,680,564
Professional fees	89,481
Prospectus and shareholders’ reports	64,979
Custodian fees—Note 3(c)	18,459
Distribution fees—Note 3(b)	16,451
Shareholder servicing costs—Note 3(c)	11,043
Directors’ fees and expenses—Note 3(d)	7,412
Loan commitment fees—Note 2	1,886
Interest expense—Note 2	142
Miscellaneous	8,186
Total Expenses	1,898,603
Less—reduction in fees due to earnings credits—Note 3(c)	(9)
Net Expenses	1,898,594
Investment Income—Net	2,983,799
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,162,418
Net unrealized appreciation (depreciation) on investments	16,937,445
Net Realized and Unrealized Gain (Loss) on Investments	22,099,863
Net Increase in Net Assets Resulting from Operations	25,083,662

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
Operations ($):
Investment income—net	2,983,799	1,809,131
Net realized gain (loss) on investments	5,162,418	25,953,466
Net unrealized appreciation
(depreciation) on investments	16,937,445	(25,448,830)
Net Increase (Decrease) in Net Assets
Resulting from Operations	25,083,662	2,313,767
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,775,288)	(1,991,777)
Service Shares	(37,298)	(43,526)
Total Dividends	(1,812,586)	(2,035,303)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	10,025,466	11,511,549
Service Shares	932,920	769,413
Dividends reinvested:
Initial Shares	1,775,288	1,991,777
Service Shares	37,298	43,526
Cost of shares redeemed:
Initial Shares	(35,033,427)	(33,671,498)
Service Shares	(1,254,125)	(1,130,073)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(23,516,580)	(20,485,306)
Total Increase (Decrease) in Net Assets	(245,504)	(20,206,842)
Net Assets ($):
Beginning of Period	214,180,521	234,387,363
End of Period	213,935,017	214,180,521
Undistributed investment income—net	2,979,615	1,808,402

	Year Ended December 31,
	2012	2011
Capital Share Transactions:
Initial Shares
Shares sold	304,016	379,277
Shares issued for dividends reinvested	51,894	64,396
Shares redeemed	(1,073,072)	(1,109,212)
Net Increase (Decrease) in Shares Outstanding	(717,162)	(665,539)
Service Shares
Shares sold	28,853	25,572
Shares issued for dividends reinvested	1,096	1,415
Shares redeemed	(39,083)	(37,964)
Net Increase (Decrease) in Shares Outstanding	(9,134)	(10,977)

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	29.91	29.90	26.26	19.86	30.50
Investment Operations:
Investment income—net[a]	.44	.24	.25	.21	.19
Net realized and unrealized
gain (loss) on investments	3.15	.04	3.62	6.40	(10.64)
Total from Investment Operations	3.59	.28	3.87	6.61	(10.45)
Distributions:
Dividends from investment income—net	(.26)	(.27)	(.23)	(.21)	(.19)
Net asset value, end of period	33.24	29.91	29.90	26.26	19.86
Total Return (%)	11.98	.90	14.82	33.75	(34.42)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	.85	.89	.89	.85
Ratio of net expenses
to average net assets	.85	.85	.89	.89	.85
Ratio of net investment income
to average net assets	1.34	.80	.93	.97	.72
Portfolio Turnover Rate	48.84	67.88	32.75	34.00	31.74
Net Assets, end of period ($ x 1,000)	207,383	208,013	227,893	222,600	184,813

a Based on average shares outstanding at each month end.
See notes to financial statements.

		Year Ended December 31,
Service Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	29.70	29.71	26.10	19.71	30.25
Investment Operations:
Investment income—net[a]	.36	.17	.18	.16	.12
Net realized and unrealized
gain (loss) on investments	3.13	.02	3.60	6.37	(10.55)
Total from Investment Operations	3.49	.19	3.78	6.53	(10.43)
Distributions:
Dividends from investment income—net	(.18)	(.20)	(.17)	(.14)	(.11)
Net asset value, end of period	33.01	29.70	29.71	26.10	19.71
Total Return (%)	11.70	.65	14.54	33.44	(34.58)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.10	1.14	1.14	1.10
Ratio of net expenses
to average net assets	1.10	1.10	1.14	1.14	1.10
Ratio of net investment income
to average net assets	1.09	.55	.68	.72	.47
Portfolio Turnover Rate	48.84	67.88	32.75	34.00	31.74
Net Assets, end of period ($ x 1,000)	6,552	6,167	6,494	6,070	5,008
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to provide capital growth.The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evalua-

tion of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	203,709,293	—	—	203,709,293
Equity Securities—
Foreign
Common Stocks†	7,688,364	—	—	7,688,364
Mutual Funds	10,429,334	—	—	10,429,334

† See Statement of Investments for additional detailed categorizations.

At December 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2012, The Bank of New York Mellon earned $66,264 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended December 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	12/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,532,244		23,645,793	23,213,818	1,964,219.9
Dreyfus
Institutional
Cash
Advantage
Fund	8,730,754		112,353,127	112,618,766	8,465,115		4.0
Total	10,262,998		135,998,920	135,832,584	10,429,334		4.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,979,615, accumulated capital losses $3,414,859 and unrealized appreciation $28,645,019. In addition, the fund had $2,340,499 of capital losses realized after October 31, 2012, which were deferred for tax purposes to the first day of the following fiscal year.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2012 and December 31, 2011 were as follows: ordinary income $1,812,586 and $2,035,303, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A., was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2012 was approximately $12,000 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2012, Service shares were charged $16,451 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the Initial shares average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $1,311 for transfer agency services and $43 for cash management services. Cash management fees were partially offset by earnings credits of $5.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2012, the fund was charged $18,459 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $99 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $4.

During the period ended December 31, 2012, the fund was charged $8,783 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $136,183, Distribution Plan fees $1,391, Shareholder Services Plan fees $5,810, custodian fees $6,540, Chief Compliance Officer fees $3,981 and transfer agency fees $418.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2012, amounted to $108,510,900 and $131,812,487, respectively.

At December 31, 2012, the cost of investments for federal income tax purposes was $193,181,972; accordingly, accumulated net unrealized appreciation on investments was $28,645,019, consisting of $34,443,258 gross unrealized appreciation and $5,798,239 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc., at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2013

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2012 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (“Performance Group 1”) and with a broader group of funds (“Performance Universe 1”), with each group consisting of funds from the same Lipper Category as that of the fund, all for various periods ended May 31, 2012, (2) the fund’s performance with the performance of a group of social criteria funds from different Lipper categories included at the request of Dreyfus (“Performance Group 2”) and with a broader group of funds (“Performance Universe 2”), all for various periods ended May 31, 2012, and (3) the fund’s actual and contractual management fees and total expenses with those of groups of comparable funds identical to Performance Group 1 (“Expense Group 1”) and Performance Group 2 (“Expense Group 2”) and with broader groups of funds that included the Performance Group 1 funds (“Expense Universe 1”) and the Performance Group 2 funds (“Expense Universe 2”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Groups and Performance Universes and the Expense Groups and Expense Universes.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or above the medians of the Performance Groups and Performance Universes for all periods except the ten-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the funds in each Expense Group and each Expense Universe and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group 1 median and above the Expense Group 2 median, the fund’s actual management fee was at the Expense Group 1 median and above the Expense Universe 1, Expense Group 2 and Expense Universe 2 medians and the fund’s total expenses were above the Expense Group 1 median and below the Expense Universe 1, Expense Group 2 and Expense Universe 2 medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

OFFICERS OF THE FUND (Unaudited)

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,312 in 2011 and $30,857 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,693 in 2011 and $9,508 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,508 in 2011 and $3,334 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $78 in 2011 and $9 in 2012. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,812,128 in 2011 and $49,204,697 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and                         Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 12, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 12, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	February 12, 2013

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]